UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 2) is being filed by Health Management Associates, Inc. (the “Company”) to amend and supplement that certain Current Report on Form 8-K/A filed on August 1, 2011 (the “August Form 8-K”) to include as Exhibit 2.1 a complete and unredacted Asset Purchase Agreement (the “Agreement”), dated June 30, 2011, by and among the Company, Knoxville HMA Holdings, LLC, Catholic Health Partners and Mercy Health Partners, Inc. Certain information had been redacted from the Agreement that was filed as Exhibit 2.1 to the August Form 8-K. No other changes to the August Form 8-K have been made hereby.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	2.1	Asset Purchase Agreement, dated June 30, 2011, between Health Management Associates, Inc., Knoxville HMA Holdings, LLC, Catholic Health Partners and Mercy Health Partners, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: October 27, 2011	By:	/s/ Gary S. Bryant
Gary S. Bryant
Vice President and Controller